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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 26, 2003
                                                        -----------------


                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                   0-18863                                  59-3392443
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     (State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
              incorporation)

1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida                                                              32250
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(Address of principal executive offices)                                                                             (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets
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         On November 26, 2003, we sold our division relating to security services and consulting (the "Services Division") to ArmorGroup International Limited, a newly formed company owned by a group of private investors led by Granville Baird Capital Partners and certain members of the management team of the Services Division (collectively, the "Purchasers"). We previously had announced our intent to divest the Services Division in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, and on Form 10-K for fiscal year ended December 31, 2002. The sale was consummated pursuant to a Purchase and Sale Agreement dated November 26, 2003, among us, Armor Group Limited Partnership, Armor Holdings Mobile Security, L.L.C., Armor Group Services, L.L.C. and ArmorGroup International Limited (the "Purchase Agreement") and the documents referred to therein, including without limitation a Tax Deed dated November 26, 2003, by and among us, ArmorGroup International, Inc., and ArmorGroup (UK) Limited (the "Tax Deed"). Pursuant to the Purchase Agreement we and some of our subsidiaries sold all of the capital stock of each of the following companies: ArmorGroup North America, Inc., The Parvus Company, Armor Group Gabon SA, Armor Group (Asia Pacific) Co. Ltd. (Thailand), O'Gara Security Associates, Inc. In connection with the sale, we and certain of our subsidiaries transferred pursuant to the Purchase Agreement certain intangible property and contract rights relating to the Services Division. The purchase price for the Services Division was $33,660,000, of which $31,360,000 was payable in cash delivered at closing and $2,300,000 is payable in periodic installments through November 25, 2004 pursuant to a Promissory Note made by Armor Holdings Limited in favor of us dated November 26, 2003 (the "Note"). The total consideration payable was determined based on arm's length negotiations between us and the Purchasers.

         Copies of the Purchase Agreement, Tax Deed and Note are attached to this report as Exhibits 10.1, 10.2 and 10.3 respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Purchase Agreement, Tax Deed and Note and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Purchase Agreement, the Tax Deed and the Note.

Item 7. Financial Statements and Exhibits
        ---------------------------------

         (c)      Exhibits.

                  The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

                  Exhibit 10.1 Purchase and Sale Agreement dated November 26, 2003, among Armor Holdings, Inc., Armor Group Limited Partnership, Armor Holdings Mobile Security, L.L.C., Armor Group Services, L.L.C. and ArmorGroup International Limited

                  Exhibit 10.2 Tax Deed dated November 26, 2003, by and among Armor Holdings, Inc., ArmorGroup International, Inc., and ArmorGroup (UK) Limited (the "Tax Deed").

                  Exhibit 10.3 Promissory Note made by Armor Holdings Limited in favor of Armor Holdings, Inc., dated November 26, 2003

                  Exhibit 99.1      Press Release, dated November 26, 2003



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 11, 2003

                                       ARMOR HOLDINGS, INC.


                                  By: /s/ Robert R. Schiller
                                     --------------------------
                                      Name: Robert R. Schiller
                                      Title: Chief Operating Officer,
                                             Chief Financial Officer
                                             and Secretary




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                                  EXHIBIT INDEX

Exhibit No.       Item
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10.1              Purchase and Sale Agreement dated November 26, 2003, among
                  Armor Holdings, Inc., Armor Group Limited Partnership, Armor
                  Holdings Mobile Security, L.L.C., Armor Group Services, L.L.C.
                  and ArmorGroup International Limited

10.2 Tax Deed dated November 26, 2003, by and among Armor Holdings, Inc., ArmorGroup International, Inc., and ArmorGroup (UK) Limited (the "Tax Deed").

10.3 Promissory Note made by Armor Holdings Limited in favor of Armor Holdings, Inc., dated November 26, 2003

99.1              Press Release dated November 26, 2003